Investments accounted for using the equity method	6 Months Ended
Jun. 30, 2023
Disclosure of associates [abstract]
Investments accounted for using the equity method
12. Investments accounted for using the equity method
The Group’s carrying value of investments accounted for using the equity method were as follows:

(€ thousands)	Total investments at equity method
At December 31, 2022	22,648
Additions	13,073
Net income/(loss)	(2,237)
Translation differences	764
Business combinations	(21,505)
At June 30, 2023	12,743

Additions for the six months ended June 30, 2023 included (i) €6,728 thousand for the acquisition of a 25% minority stake interest in Canadian technical trail running shoe company Norda which was completed on March 31, 2023, (ii) €4,500 thousand for the capital increase in Filati Biagioli Modesto S.p.A., and (iii) €1,845 thousand for the conversion of financial receivables from TFI into a capital contribution.
As a result of the TFI Acquisition, the Group obtained 100% of TFI, as well as 100% of Pelletteria Tizeta, which was previously 50% owned by the Zegna Group and 50% owned by TFI. The Group measured the fair value as of the date of the acquisition of the previously equity interests held, which were recognized as part of the consideration transferred according to IFRS 3 — Business Combinations, and, following completion of the TFI Acquisition on April 28, 2023, TFI and Pelletteria Tizeta (which was previously owned 50% by Zegna and 50% by TFI) are consolidated by the Group. The cumulative translation losses related to the investment held in TFI, amounting to €4,705 thousand, were reclassified from other comprehensive income to profit and loss at the acquisition date as foreign exchange losses. For additional information relating to the TFI Acquisition see Note 24 — Business combinations.